Exhibit 99.2

Third Quarter 2019 Earnings Presentation November 4, 2019 Stephen I. Chazen – Chairman, President & CEO Christopher Stavros – Executive Vice President & CFO Brian Corales – Vice President, Investor Relations

Disclaimer FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia Oil & Gas Corporation’s (“Magnolia,” “we,” “us,” “our” or the “Company”) financial and production guidance, strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput, and certificates related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, Magnolia’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements, the timing of development expenditures, managing growth and integration of acquisitions, failure to realize expected value creation from property acquisitions, and the defects and limited control over non-operated properties. Should one or more of the risks or uncertainties described in this presentation and the oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Magnolia's operations and projections can be found in its filings with the Securities and Exchange Commission (the "SEC"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on February 27, 2019. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including EBITDAX, adjusted EBITDAX, adjusted operating margin, adjusted net income and adjusted earnings. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Magnolia excludes certain items from net income in arriving at adjusted operating margin, adjusted net income and adjusted earnings because these amounts can vary substantially from company to company within its industry depending upon accounting methods, book values of assets and the method by which the assets were acquired. Adjusted EBITDAX, adjusted operating margin, adjusted net income and adjusted earnings should not be considered as alternatives to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from Adjusted EBITDAX, adjusted operating margin, adjusted net income and adjusted earnings are significant components in understanding and assessing a company’s financial performance, and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted operating margin, adjusted EBITDAX and adjusted net income may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. However, our presentation of adjusted operating margin, adjusted operating margin per Boe, adjusted net income, and adjusted EBITDAX may not be comparable to similar measures of other companies in our industry. An adjusted operating margin per Boe reconciliation is shown on page 8 of the presentation, an adjusted EBITDAX reconciliation is shown on page 9 of the presentation, adjusted Net Income reconciliation is shown on page 14 and adjusted earnings reconciliation is shown on page 15. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. 2

3rd Magnolia Oil & Gas – Quarter 2019 Highlights • Grew total Company production nearly 10% sequentially to 71.3 Mboe/d (54% oil) ‒ Karnes production grew 12% sequentially due to new wells turned in-line • Oil realizations averaged 105% of WTI for the quarter • Total cash operating costs including G&A declined to $9.96/Boe as compared to $10.98/Boe in the 2nd Quarter of 2019 • Generated $183 million of adjusted EBITDAX compared to $88 million of D&C capital expenditures (48%) • Generated $173 million in cash flow from operations before changes in working capital and increased our cash position by $68 million. • Ended the quarter with $164 million of cash on the balance sheet and no borrowings on our $550 million revolver • Repurchased ~1 million shares during the quarter for a weighted average price of $10.23/share 3

Magnolia Oil & Gas – Q3 2019 Key Metrics Earnings and EPS (GAAP) (1) Total Production Oil Realizations (2) $7.8 Million $0.05 Per Share 71.3 Mboe/d (54% oil) ~10% Sequential Growth $59.05/Bbl (105% of WTI) Adj. Net Income, Adj. EPS and Total Shares(3) (4) Adjusted EBITDAX (3) D&C Capex $16.2 Million Adjusted EPS $0.06 258.9 Million Shares $183.4 Million $88.4 Million (48% of Adjusted EBITDAX) (1) (2) (3) (4) Earnings is attributed to Class A Common Stock only. Based on Average WTI prices for Q3 2019. Adjusted net income, Adjusted EPS and Adjusted EBI TDAX are non-GAAP measures. For a reconciliation to the most directly comparable GAAP measure see pages 9, 14 and 15. Weighted average total shares outstanding include diluted weighted average shares of Class A common stock outstanding during the period and Class B common stock, which are anti-dilutive in the calculation of weighted average number of common shares outstanding. 4

Q3 2019 Cash Flow Summary ($ In Millions) $300 4 6 10 $250 98 $200 173 $150 $100 $50 $0 Other (2) Cash 6/30/19 Cash Flow from Operations (1) Working Capital Changes Common Stock Repurchases D&C and Facilities Capital Cash 9/30/19 (1) Cash flow from operations before changes in working capital. (2) Includes $1.3 million related to cash acquisition expenditures. 5 164 97

Magnolia Oil & Gas – Summary Balance Sheet Cash $164,489 $135,758 Current assets 127,766 156,601 Property, plant and equipment, net 3,180,166 3,073,204 Other assets 60,712 67,960 Current liabilities $190,311 $197,361 Long-term debt, net 389,528 388,635 Other long-term liabilities 169,341 139,572 Total stockholders' equity 2,783,953 2,707,955 6 Total liabilities and equity$3,533,133$3,433,523 Total assets$3,533,133$3,433,523 (in thousands) September 30, 2019December 31, 2018

Magnolia Oil & Gas – Operating Highlights

	For the Quarter Ended September 30, 2019	For the Quarter Ended June 30, 2019
Production:		
Oil (MBbls)	3,520	3,189
Natural Gas (MMcf)	10,763	10,057
NGLs (MBbls)	1,245	1,060
Total (Mboe)	6,559	5,925
Average Daily Production:		
Oil (Bbls/d)	38,261	35,044
Natural Gas (Mcf/d)	116,989	110,516
NGLs (Bbls/d)	13,533	11,648
Total (Mboe)	71,292	65,111
Revenues (in thousands):		
Oil Sales	$207,840	$204,513
Natural Gas Sales	21,243	22,590
NGL Sales	15,716	15,855
Total Revenues	$244,799	$242,958
Average Sales Price:		
Oil (per Bbl)	$59.05	$64.13
Natural Gas (per Mcf)	1.97	2.25
NGL (per Bbl)	12.62	14.96
Total (per Boe)	$37.32	$41.01
NYMEX WTI ($/Bbl)	$56.45	$59.83
NYMEX Henry Hub($/Mcf)	2.23	2.64
Realization to benchmark [(1)]:		
Oil (per Bbl)	105%	107%
Natural Gas (per Mcf)	88%	85%
Operating Expenses (in thousands):		
Lease Operating Expenses	$24,344	$24,895
Gathering, Transportation and Processing	9,270	7,431
Taxes Other Than Income	13,333	13,091
Depreciation, Depletion and Amortization	143,894	126,102
Operating Costs (per Boe):		
Lease Operating Expenses	$3.71	$4.20
Gathering, Transportation and Processing	1.41	1.25
Taxes Other Than Income	2.03	2.21
Depreciation, Depletion and Amortization	21.94	21.28

(1) Benchmarks are the NYMEX WTI and NYMEX HH average prices for oil and natural gas, respectively.

7

Magnolia Oil & Gas – Margins

$ / Boe, unless otherwise noted	*For the Quarter Ended September 30, 2019*	*For the Quarter Ended June 30, 2019*
Revenue	$37.32	$41.01
Less: Lease Operating Expenses	(3.71)	(4.20)
Less: Gathering, Transportation & Processing	(1.41)	(1.25)
Less: Taxes Other Than Income	(2.03)	(2.21)
Less: Exploration Expense	(0.60)	(0.61)
Less: General & Administrative Expense (1)	(2.21)	(2.70)
Less: Transaction Related Expense	-	(0.01)
Total Cash Operating Costs(2)	(9.96)	(10.98)
Cash Operating Margin	$27.36	$30.03
Margin %	*73%*	*73%*
Less: Asset Retirement Obligations Accretion	(0.21)	(0.23)
Less: Depreciation, Depletion, and Amortization	(21.94)	(21.28)
Less: Amortization on Intangible Assets	(0.55)	(0.61)
Less: Non-cash stock based compensation	(0.43)	(0.52)
Total non-cash expenses	(23.13)	(22.64)
Operating Margin	$4.23	$7.39
Margin %	*11%*	*18%*
Add: Transaction Related Expense	-	0.01
Adjusted Operating Margin (2)	$4.23	$7.40
Margin %	*11%*	*18%*

(1) General & administrative expense excludes non-cash stock based compensation of $2.8 million and $3.1 million, or $0.43 and $0.52 per Boe, for the three months ended September 30, 2019 and June 30, 2019, respectively.
(2) Adjusted Operating Margin and Total Cash Operating Costs are non-GAAP measures. For reasons management believes this is useful to investors, refer to slide 2 "Non-GAAP Financial Measures."

8

Reconciliation of Net Income to Adjusted EBITDAX September 30, 2019 June 30, 2019 Net income (1) $17,357 $31,303 Exploration expense 3,924 3,617 Asset retirement obligation accretion 1,394 1,373 Depreciation, depletion and amortization 143,894 126,102 Amortization of intangible assets 3,626 3,626 Interest expense 6,896 7,299 Income tax expense 3,529 5,145 Non-cash stock based compensation expense $2,829 $3,115 Transaction related costs (2) - 85 (1) (2) Includes net income attributable to noncontrolling interest. Transaction costs incurred related to the execution of our business combination with EnerVest, Ltd. and its affiliates and the Harvest acquisition, including legal fees, advisory fees, consulting fees, accounting fees, employee placement fees, and other transaction and facilitation costs. EBITDAX and Adjusted EBITDAX are non-GAAP measures. For reasons management believes these are useful to Investors, refer to slide 2 “Non-GAAP Financial Measures.” 9 (3) Adjusted EBITDAX (3) $183,449$181,665 EBITDAX (3) $180,620$178,465 (in thousands) Adjusted EBITDAX reconciliation to net income:For the Quarter EndedFor the Quarter Ended

Cash Flow Summary from Inception ($ In Millions) $1,000 9 10 27 $900 $800 233 62% of OCF $700 $600 816 $500 507 $400 $300 41% Increase $200 $100 $0 Other (2) Acquisitions (3) Opening Cash Cash Flow from Operations After Closing Transaction Costs Working Capital Changes Common Stock Repurchases D&C and Facilities Capital Cash 9/30/19 After Transaction (1) (1) Represents cash remaining after cash held in Trust ($656 MM) and proceeds from debt ($400 MM) and equity ($355 MM) issuances were used to pay for the EnerVest acquisition ($1.2 Bn), deferred underwriting comp ($23 MM), debt issuance costs ($23 MM), repayment of the Sponsor Loan ($1 MM), and transaction costs ($31 MM) on 7/31. Primarily includes payment to settle Giddings earnout and final settlement of EnerVest Acquisition. Acquisitions include leasehold acquisitions and are net of partner contributions. 10 (2) (3) 164 116

Achieving Key Objectives Through Steady Growth Production Growth Karnes Net Acreage Additions Since Inception (1) (1) Q3 2018 Successor Period is July 31, 2018 through September 30, 2018. 11 Magnolia has added ~7,500 net acres to its Karnes position, representing a 52% increase over original amount

Appendix

Magnolia Oil & Gas – Overview

- High-quality, low-risk pure-play South Texas operator with a core Eagle Ford and Austin Chalk position acquired at an attractive entry multiple
- Significant scale and PDP base generates material free cash flow, reduces development risk and increases optionality
- **Asset Overview:**
  - ~22,000 net acres in a well-delineated, low-risk position in the core of Karnes County, representing some of the most prolific acreage in the United States with industry leading breakevens
  - ~430,000 net acres in the Giddings Field, a re-emerging oil play with significant upside and what we believe to be substantial inventory
  - Both assets expected to remain self funding and within cash flow

Market Statistics			
Trading Symbol (NYSE)			MGY
Share Price as of 11/1/2019			$10.15
Common Shares Outstanding [(1)]			259.1 million
Market Capitalization			$2.6 billion
Long-term Debt - Principal			$400 million
Total Enterprise Value			$2.9 billion
Operating Statistics	**Karnes**	**Giddings**	**Total**
Net Acreage	21,946	428,682	450,628
Q3 2019 Net Production (Mboe/d) [(2)]	49.2	22.1	71.3

~450,000 Net Acre Position Targeting Two of the Top Oil Plays in the U.S.



Giddings Field
Karnes County
Bell
Milam
Burleson
Lee
Walker
Bastrop
Austin
Waller
Harris
Colorado
Washington
Bexar
Uvalde
Medina
Wilson
Gonzales
Karnes
Atascosa
DeWitt
Calhoun
Peak per 1,000' (Boe)
0 5 10 20 30 40
Miles

Source: IHS Performance Evaluator.

Industry Leading Breakevens ($/Bbl WTI)



$28
$32
$34
$35
$38
$39
$39
$45
Karnes Austin Chalk
Karnes Lower Eagle Ford
Midland
Delaware
DJ Basin
Eagle Ford
STACK
Bakken

Source: RSEG.

(1) Common Stock outstanding includes Class A and Class B Stock.
(2) Giddings includes "other" production not located in the Giddings Field.

13

Adjusted Net Income Reconciliation

MAGNOLIA OIL & GAS

(in thousands) Adjusted Net Income	For the Quarter Ended September 30, 2019	For the Quarter Ended June 30, 2019
Net income [1]	$17,357	$31,303
Income tax expense	$3,529	$5,145
Income before income taxes	$20,886	$36,448
Adjustments for certain items affecting comparability:		
Adjusted income tax expense [2]	(4,720)	(7,654)
Transaction costs	-	85
Tax impact of adjustments	-	(18)
Adjusted net income [3]	**$16,166**	**$28,861**

(in thousands) Total Share Count	For the Quarter Ended September 30, 2019	For the Quarter Ended June 30, 2019
Diluted weighted average of Class A Common Stock outstanding during the period	167,108	159,057
Weighted average shares of Class B Common Stock outstanding during the period [4]	91,790	91,790
Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities [4]	**258,898**	**250,847**

(1) Includes net income attributable to noncontrolling interest.
(2) Represents corporate income taxes at an assumed effective tax rate of 22.6 percent and 21.0 percent for the three months ended September 30, 2019 and June 30, 2019, respectively, applied to income before income taxes.
(3) Adjusted Net Income is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 "Non-GAAP Financial Measure."
(4) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding.

14

Adjusted Earnings Reconciliation Net income attributable to Class A Common Stock $7,784 $0.05 $18,506 $0.12 Adjustments for certain items affecting comparability (1) Non-cash deemed dividend 2,763 0.01 - - Transaction costs - - 85 - Change in estimated income tax - - (18) - (1) Includes amounts attributable to Class A Common Stock. 15 Adjusted earnings$10,547$0.06$18,573$0.12 (in thousands) For the Quarter EndedPer Share DilutedFor the Quarter EndedPer Share Diluted September 30, 2019EPSJune 30, 2019EPS

Magnolia Oil & Gas – Production Results Production: Oil (MBbls) 3,520 3,106 414 3,189 2,797 392 Natural Gas (MMcf) 10,763 4,256 6,507 10,057 3,761 6,296 NGLs (MBbls) 1,245 714 531 1,060 561 499 Average Daily Production Volume: Oil (MBbls/d) 38.3 33.8 4.5 35.0 30.7 4.3 Natural Gas (MMcf/d) 117.0 46.3 70.7 110.5 41.3 69.2 NGLs (MBbls/d) 13.5 7.7 5.8 11.6 6.2 5.4 16 Total (MBoe/d) 71.3 49.2 22.1 65.1 43.8 21.3 Total (Mboe) 6,559 4,529 2,030 5,925 3,985 1,940 Combined Karnes Giddings & Other Three Months Ended September 30, 2019 Combined Karnes Giddings & Other Three Months Ended June 30, 2019